--------------------------------------------------------------------------------
         THE BLACKROCK NEW YORK INVESTMENT QUALITY MUNICIPAL TRUST INC.
                         ANNUAL REPORT TO SHAREHOLDERS
                          REPORT OF INVESTMENT ADVISER
-------------------------------------------------------------------------------


                                                               November 30, 1999


Dear Shareholder:

     After easing monetary policy three times during the fourth quarter of 1998, the Federal Reserve reversed its trend by raising the Fed funds target rate 75 basis points (to 5.50%) over the course of 1999 in response to robust GDP, low unemployment and rising equity prices. U.S. Treasury yields rose significantly during the past twelve months, with the yield of the 30-year Treasury rising above 6.00% for the first time since May 1998.

     Despite the rise in Treasury yields, continued strong economic growth may spur the Federal Reserve to proactively fight perceived inflation through continued monetary policy tightening in 2000. Until the inflation picture becomes clearer, we expect interest rates to remain largely range-bound. Accordingly, we will continue to seek the most attractive relative value opportunities and utilize our proprietary risk management systems to help the Trust to achieve its investment objectives.

     This report contains a summary of market conditions during the annual period and a review of portfolio strategy by your Trust's managers in addition to the Trust's audited financial statements and a detailed portfolio list of the portfolio's holdings. Continued thanks for your confidence in BlackRock. We appreciate the opportunity to help you achieve your long-term investment goals.



Sincerely,

/s/ Laurence D. Fink                    /s/ Ralph L. Schlosstein
--------------------                    ------------------------
Laurence D. Fink                        Ralph L. Schlosstein
Chairman                                President

                                                              November 30, 1999


Dear Shareholder:

     We are pleased to present the annual report for The BlackRock New York Investment Quality Municipal Trust Inc. ("the Trust") for the fiscal year ended October 31, 1999. We would like to take this opportunity to review the Trust's stock price and net asset value (NAV) performance, summarize market developments and discuss recent portfolio management activity.

     The Trust is a non-diversified, actively managed closed-end bond fund whose shares are traded on the American Stock Exchange under the symbol "RNY". The Trust's investment objective is to provide high current income that is exempt from regular federal and New York state income taxes consistent with the preservation of capital. The Trust seeks to achieve this objective by investing in investment grade (rated "AAA" to "BBB" by a major rating agency or of equivalent quality) municipal debt securities issued by local municipalities throughout New York.

     The table below summarizes the changes in the Trust's stock price and NAV over the past twelve months:


                       --------------------------------------------------------
                          10/31/99    10/31/98     Change       High       Low
--------------------------------------------------------------------------------
 STOCK PRICE             $ 13.625    $ 15.125     (9.92%)    $ 16.00    $ 13.50
--------------------------------------------------------------------------------
 NET ASSET VALUE (NAV)   $ 14.11     $ 15.58      (9.44%)    $ 15.75    $ 14.04
--------------------------------------------------------------------------------

THE FIXED INCOME MARKETS

     The U.S. economy sustained its growth during the past twelve months, as U.S. exports and manufacturing continued to rebound. Additionally, consumer strength remains an important contributor to economic growth as low unemployment and rising incomes fuel domestic demand. After lowering interest rates three times in the second half of 1998, and despite inflation concerns as measured by CPI and PPI remaining relatively benign, the Federal Reserve adopted a tightening bias and raised its target for the Federal funds rate from 4.75% to 5.50% between June and November 1999. In a statement accompanying the latest tightening on November 16, it was indicated that the Fed believes that growth "continues in excess of the economy's growth potential"; nevertheless, the Fed reversed their tightening stance by adopting a neutral bias.

     After a brief rally in late 1998, Treasury yields rose dramatically during 1999. Over the period, the yield of the 30-year Treasury increased by 100 basis points, closing at 6.16% on October 31. Bond prices, which move inversely to their yields, were punished by the constant threat of inflation in response to the strong economic data and the market's uncertainty over the Fed's policy throughout the year. Recently, a weaker dollar, higher commodity prices and strong gains in the U.S. and European equity markets have depressed overall demand for fixed income securities.

     Municipals underperformed the taxable market during the period, posting a -1.78% total return as measured by the LEHMAN MUNICIPAL BOND INDEX versus the LEHMAN AGGREGATE'S 0.53%. For much of the period, intermediate maturity securities outperformed longer maturity municipal securities. As interest rates rose to their highest level in four years during the third quarter of 1999, retail demand for municipal securities has increased dramatically. This rise in municipal interest rates is directly related to the increase of alternative taxable investment spreads over Treasuries. Currently municipals are substantially cheaper than their long-term average valuations as compared to Treasuries. Unlike the taxable market, which has witnessed a surge of supply by issuers trying to avoid potential year end market dislocations due to Y2K, the volume of new municipal issuance is down significantly from 1998's pace, creating a positive technical environment. We believe that the current market environment offers some of the most attractive investment opportunities in municipals in the last few years.

     New York State's Standard & Poor's rating was upgraded from A to A+ in recognition of the more prudent fiscal management, which has resulted in an improved financial position, and the State's broad and diverse economic base, substantial wealth and resources. The State's economic rebound continues, with private sector employment reaching an all time high, surpassing the record level attained in June 1989. Employment growth was particularly strong in the service sector with year-over-year gains in each component industry. The October 1999 unemployment rate was 5.2%, down from 5.4% in

     October 1998, but still higher than the national level of 4.2%. Fiscally, the State is in a better position than it has been in many years which is confirmed by the General Fund operating surplus of $1.1 billion for fiscal 1999. However, some concerns remain on the horizon. A growing debt burden, tax reductions that require offsetting expenditure cuts, the dependence on the financial services sector, and a failure to build up a rainy day fund during the economic expansion are factors that could impact the State's finances if the economy turns downward.

     Like the State, the New York City has made substantial strides. The City's economy is projected to continue to expand, and private sector employment grew 2.5% through October 1999; as of February 1999, the city had recovered all of the employment lost in the 1989-1992 recession. Personal income tax collections were up 15.9% for the third quarter of 1999 reflecting the continued strength in financial services industry. New York City's fiscal 1999 surplus is reported to be $2.5 billion, surpassing last year's record $2.1 billion, and includes a budget stabilization fund.

THE TRUST'S PORTFOLIO AND INVESTMENT STRATEGY

     In seeking to achieve its investment objectives, the Trust's portfolio is actively managed to diversify exposure to various sectors, issuers, revenue sources and security types. BlackRock's investment strategy emphasizes a relative value approach, which allows the Trust to capitalize upon changing market conditions by rotating municipal sectors, credits and coupons.

     Additionally, the Trust employs leverage via auction rate preferred stock to enhance its income by borrowing at short-term municipal rates and investing the proceeds in longer maturity issues that have higher yields. The degree to which the Trust can benefit from its use of leverage may affect its ability to pay high monthly income. While the amount of preferred shares outstanding has remained constant, the percentage of leverage utilized by the Trust fluctuates modestly as the net asset value moves. Over the period, the Trust's borrowing costs continue to be profitable.

     During the period, the Trust sought to take advantage of tight municipal credit spreads to improve its overall credit profile. Specifically, the Trust emphasized higher rated securities over lower rated securities. Additionally, the Trust maintained a defensive coupon structure, which was achieved by adding premium coupons, which positively contributed to the Trust's total returns as interest rates rose during the period.

     The following charts compare the Trust's current and October 31, 1998 asset composition and credit quality allocations:

-------------------------------------------------------------
                      SECTOR BREAKDOWN
-------------------------------------------------------------
          SECTOR          OCTOBER 31, 1999   OCTOBER 31, 1998
-------------------------------------------------------------
  University                     22%                21%
-------------------------------------------------------------
  City, State & County           18%                17%
-------------------------------------------------------------
  Industrial                     17%                19%
-------------------------------------------------------------
  Housing                         7%                 7%
-------------------------------------------------------------
  Transportation                  7%                 7%
-------------------------------------------------------------
  School                          4%                 4%
-------------------------------------------------------------
  Special Tax                     4%                 4%
-------------------------------------------------------------
  Power                           4%                 4%
-------------------------------------------------------------
  Resource Recovery               4%                 4%
-------------------------------------------------------------
  Water & Sewer                   4%                 4%
-------------------------------------------------------------
  Hospital                        3%                 3%
-------------------------------------------------------------
  Lease Revenue                   3%                 3%
-------------------------------------------------------------
  Sales Tax Revenue               3%                  3%
-------------------------------------------------------------

-------------------------------------------------------------
 CREDIT RATING*   OCTOBER 31, 1999   OCTOBER 31, 1998
-------------------------------------------------------------
      AAA/Aaa            38%                38%
-------------------------------------------------------------
        A/A              55%                51%
-------------------------------------------------------------
      BBB/Baa             7%                11%
-------------------------------------------------------------

----------
* Using the higher of Standard & Poor's, Moody's or Fitch's rating.


     We look forward to continuing to manage the Trust to benefit from the opportunities available to investors in the investment grade municipal market. We thank you for your investment and continued interest in The BlackRock New York Investment Quality Municipal Trust Inc. Please feel free to call our marketing center at (800) 227-7BFM (7236) if you have any specific questions which were not addressed in this report.



     Sincerely yours,

/s/ Robert Kapito                      /s/ Kevin Klingert
-----------------------------------    ---------------------------------------
Robert Kapito                          Kevin Klingert
Vice Chairman and Portfolio Manager    Managing Director and Portfolio Manager
BlackRock Financial Management, Inc.   BlackRock Financial Management, Inc.


--------------------------------------------------------------------------------
          THE BLACKROCK NEW YORK INVESTMENT QUALITY MUNICIPAL TRUST INC.
--------------------------------------------------------------------------------
  Symbol on American Stock Exchange:                              RNY
--------------------------------------------------------------------------------
  Initial Offering Date:                                      May 28, 1993
--------------------------------------------------------------------------------
  Closing Stock Price as of 10/31/99:                         $13.625
--------------------------------------------------------------------------------
  Net Asset Value as of 10/31/99:                             $14.11
--------------------------------------------------------------------------------
  Yield on Closing Stock Price as of 10/31/99 ($13.625)(1):     6.00%
--------------------------------------------------------------------------------
  Current Monthly Distribution per Share(2):                  $ 0.068125
--------------------------------------------------------------------------------
  Current Annualized Distribution per Share(2):               $ 0.817500
--------------------------------------------------------------------------------

1 Yield on Closing Stock Price is calculated by dividing the current annualized distribution per share by the closing stock price per share.
2 The distribution is not constant and is subject to change.

--------------------------------------------------------------------------------
THE BLACKROCK NEW YORK INVESTMENT QUALITY MUNICIPAL TRUST INC.
PORTFOLIO OF INVESTMENTS OCTOBER 31, 1999
--------------------------------------------------------------------------------

===================================================================================================================================
                                                                                                            OPTION
            PRINCIPAL                                                                                        CALL
  RATING*     AMOUNT                                                                                      PROVISIONS+      VALUE
(UNAUDITED)   (000)                                       DESCRIPTION                                     (UNAUDITED)    (NOTE 1)
-----------------------------------------------------------------------------------------------------------------------------------
                       LONG-TERM INVESTMENTS-145.2%
                       NEW YORK-139.7%
AAA          1,000     Battery Park City Auth. Rev., Ser. A, 5.50%, 11/01/26, AMBAC ...................  11/06 at 102  $    931,050
AAA          1,000     Metropolitan Trans. Auth. Rev., Commuter Fac., Ser. M,
                       6.00%, 7/01/14, AMBAC .......................................................... 7/03 at 101.5     1,026,620
AAA          1,000     Nassau Cnty. G.O., Ser. U, 5.25%, 11/01/14, AMBAC ..............................  11/06 at 102       939,380
                       New York City G.O.,
A-           1,000      Ser. D, 6.60%, 2/01/04 ........................................................  No Opt. Call     1,064,670
A-           1,000      Ser. I, 5.875%, 3/15/18 ....................................................... 3/06 at 101.5       980,500
                       New York City Ind. Dev. Agcy. Spec. Fac. Rev., Term. One Group Assoc. Proj.,
A            1,000      6.00%, 1/01/08 ................................................................  1/04 at 102      1,028,700
A            1,000      6.00%, 1/01/15 ................................................................  1/04 at 102        994,720
A            1,000      6.10%, 1/01/09 ................................................................  1/04 at 102      1,028,610
AAA          1,000++   New York City Mun. Wtr. Fin. Auth. Rev., Ser. A, 6.00%, 6/15/05 ................      N/A          1,070,140
AAA          1,000     New York City Trust Cultural Res. Rev., Museum of Modern Art, Ser. A,
                       5.50%, 1/01/21, AMBAC ..........................................................  1/07 at 102        943,750
                       New York St. Dorm. Auth. Rev.,
AAA          1,505++    City Univ. Sys., 6.125%, 7/01/04, AMBAC .......................................      N/A          1,623,218
AAA          1,000++    City Univ. Sys., 6.20%, 7/01/04, AMBAC ........................................      N/A          1,081,670
AAA          1,000      St. Univ. Edl. Fac., 5.25%, 5/15/15, AMBAC ....................................  No Opt. Call       954,740
A-           1,000++    St. Univ. Edl. Fac., Ser. A, 6.25%, 5/15/03 ...................................      N/A          1,073,990
A-           1,000++    St. Univ. Edl. Fac., Ser. B, 6.00%, 5/15/04 ...................................      N/A          1,072,100
A            1,000++    St. Univ. Edl. Fac., Ser. B, 6.25%, 5/15/04 ...................................      N/A          1,082,220
A+           1,185     New York St. Energy Res. & Dev. Auth. Fac. Rev., Con. Ed. Co. Proj.,
                       6.375%, 12/01/27 ...............................................................  12/01 at 101     1,212,113
                       New York St. G.O.,
A            1,000      Ser. A, 5.50%, 7/15/24 ........................................................  7/06 at 101        924,990
A            1,000      Ser. B, 5.70%, 8/15/12 ........................................................  8/05 at 102      1,007,400
A-           1,000     New York St. Hsg. Fin. Agcy. Rev., Service Contract Oblig., Ser. A,
                       5.50%, 9/15/22 .................................................................  3/03 at 102        904,670
A+           1,000     New York St. Local Gov't. Asst. Corp. Rev., Ser. B, 5.50%, 4/01/21 .............  4/03 at 102        934,290
AAA          1,000     New York St. Med. Care Fac., Fin. Agcy. Rev., St. Lukes Roosevelt Hosp.,
                       5.625%, 8/15/18, FHA ...........................................................  8/03 at 102        962,190
BBB+           900     New York St. Urban Dev. Corp. Rev., Youth Fac., 5.875%, 4/01/09 ................  4/04 at 102        928,620
AAA          1,000     Port Auth. of NY & NJ, 5.70%, 10/15/20, MBIA ...................................  10/02 at 101       977,190
A-           1,000     Ulster Cnty. Res. Rec. Agcy., Solid Waste Sys. Rev., 5.90%, 3/01/07 ............  3/03 at 102      1,019,230
                                                                                                                       ------------
                                                                                                                         25,766,771
                                                                                                                       ------------
                       PUERTO RICO-5.5%
BBB+         1,000     Puerto Rico Electric Pwr. Auth., Ser. T, 6.00%, 7/01/16 ........................  7/04 at 102      1,013,430
                                                                                                                       ------------
                       Total Long-Term Investments (cost $26,015,248)..................................                  26,780,201
                                                                                                                       ------------

                       See Notes to Financial Statements.

===================================================================================================================================
                                                                                                            OPTION
            PRINCIPAL                                                                                        CALL
  RATING*     AMOUNT                                                                                      PROVISIONS+      VALUE
(UNAUDITED)   (000)                                   DESCRIPTION                                         (UNAUDITED)     (NOTE 1)
-----------------------------------------------------------------------------------------------------------------------------------
                       SHORT-TERM INVESTMENTS**-6.0%
A1+           $200     Long Island Pwr. Auth., 3.50%, 11/01/99, FRDD ...................................      N/A      $    200,000
A1+            900     New York City Mun. Wtr. Fin. Auth. Rev., 3.50%, 11/01/99, FRDD ..................      N/A           900,000
                                                                                                                       ------------
                       Total Short-Term Investments (cost $1,100,000)...................................                  1,100,000
                                                                                                                       ------------
                       TOTAL INVESTMENTS-151.2% (COST $27,115,248)......................................                 27,880,201
                       Other assets in excess of liabilities-1.9% ......................................                    362,705
                       Liquidation value of preferred stock-(53.1)% ....................................                 (9,800,000)
                                                                                                                       ------------
                       NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS-100% ...............................               $ 18,442,906
                                                                                                                       ============

----------

 * Rating: Using the higher of Standard & Poor's, Moody's or Fitch's rating.
** For purposes of amortized cost valuation, the maturity date of these instruments is considered to be the earlier of the next date on which the security can be redeemed at par, or the next date on which the rate of interest is adjusted.
 + Option call provisions: Date (month/year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
++ This bond is prerefunded. See Glossary for definition.

--------------------------------------------------------------------------------
         THE FOLLOWING ABBREVIATIONS ARE USED IN PORTFOLIO DESCRIPTION:

AMBAC - American Municipal Bond Assurance       G.O. - General Obligation Bond
        Corporation                             MBIA - Municipal Bond Insurance
  FHA - Federal Housing Administration                 Association
 FRDD - Floating Rate Daily Demand

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK NEW YORK INVESTMENT
QUALITY MUNICIPAL TRUST INC.
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1999
--------------------------------------------------------------------------------

ASSETS
Investments, at value (cost $27,115,248) (Note 1) ...........      $27,880,201
Interest receivable .........................................          481,907
                                                                   -----------
                                                                    28,362,108
                                                                   -----------
LIABILITIES
Due to custodian ............................................           71,969
Investment advisory fee payable (Note 2) ....................            8,473
Dividends payable-preferred stock ...........................            5,402
Administration fee payable (Note 2) .........................            2,421
Other accrued expenses ......................................           30,937
                                                                   -----------
                                                                       119,202
                                                                   -----------
NET INVESTMENT ASSETS .......................................      $28,242,906
                                                                   ===========
Net investment assets were comprised of:
  Common stock:
   Par value (Note 4) .......................................      $    13,071
  Paid-in capital in excess of par ..........................       18,082,239
 Preferred stock (Note 4) ...................................        9,800,000
                                                                   -----------
                                                                    27,895,310
 Undistributed net investment income ........................          241,809
 Accumulated net realized loss ..............................         (659,166)
 Net unrealized appreciation ................................          764,953
                                                                   -----------
Net investment assets, October 31, 1999 .....................      $28,242,906
                                                                   ===========
Net assets applicable to common shareholders ................      $18,442,906
                                                                   ===========
Net asset value per common share:
  ($18,442,906 \d 1,307,093 shares of
  common stock issued and outstanding) ......................      $     14.11
                                                                   ===========

--------------------------------------------------------------------------------
THE BLACKROCK NEW YORK INVESTMENT
QUALITY MUNICIPAL TRUST INC.
STATEMENT OF OPERATIONS
YEAR ENDED OCTOBER 31, 1999
--------------------------------------------------------------------------------

NET INVESTMENT INCOME
Income
  Interest and discount earned ..............................      $ 1,627,158
                                                                   -----------

Expenses
  Investment advisory .......................................          104,203
  Administration ............................................           29,772
  Auction agent .............................................           24,500
  Directors .................................................           14,000
  Reports to shareholders ...................................           15,000
  Transfer agent ............................................            9,000
  Audit .....................................................            7,000
  Legal .....................................................            5,000
  Custodian .................................................            4,500
  Miscellaneous .............................................            3,105
                                                                   -----------
  Total expenses ............................................          216,080
                                                                   -----------
Net investment income .......................................        1,411,078
                                                                   -----------
REALIZED AND UNREALIZED LOSS
ON INVESTMENTS (NOTE 3)
Net realized loss on investments ............................          (11,820)
Net change in unrealized appreciation on
 investments ................................................       (1,950,669)
                                                                   -----------
Net loss on investments .....................................       (1,962,489)
                                                                   -----------
NET DECREASE IN NET INVESTMENT ASSETS
RESULTING FROM OPERATIONS ...................................      $  (551,411)
                                                                   ===========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK NEW YORK INVESTMENT QUALITY MUNICIPAL TRUST INC.
STATEMENTS OF CHANGES IN NET INVESTMENT ASSETS
--------------------------------------------------------------------------------

                                                                                    YEAR ENDED OCTOBER 31,
                                                                                -----------------------------
                                                                                    1999              1998
                                                                                -----------       -----------
INCREASE (DECREASE) IN NET INVESTMENT ASSETS

OPERATIONS:
 Net investment income .....................................................    $ 1,411,078       $ 1,402,720
 Net realized loss on investments ..........................................        (11,820)                -
 Net change in unrealized appreciation on investments ......................     (1,950,669)          850,599
                                                                                -----------       -----------
 Net increase (decrease) in net investment assets resulting from operations        (551,411)        2,253,319

DIVIDENDS:
 To common shareholders from net investment income .........................     (1,068,434)       (1,068,445)
 To preferred shareholders from net investment income ......................       (295,958)         (319,756)
                                                                                -----------       -----------
 Total dividends ...........................................................     (1,364,392)       (1,388,201)
                                                                                -----------       -----------
   Total increase (decrease) ...............................................     (1,915,803)          865,118

NET INVESTMENT ASSETS
Beginning of year ..........................................................     30,158,709        29,293,591
                                                                                -----------       -----------
End of year ................................................................    $28,242,906       $30,158,709
                                                                                ===========       ===========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK NEW YORK INVESTMENT QUALITY MUNICIPAL TRUST INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                        YEAR ENDED OCTOBER 31,
                                                                   ---------------------------------------------------------------
                                                                     1999          1998          1997          1996          1995
                                                                   -------       -------       -------       -------       -------
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year ...........................     $ 15.58       $ 14.91       $ 14.00       $ 13.82       $ 11.54
                                                                   -------       -------       -------       -------       -------
 Net investment income .......................................        1.08          1.06          1.07          1.05          1.06
 Net realized and unrealized gain (loss) on investments ......       (1.50)          .67           .90           .18          2.29
                                                                   -------       -------       -------       -------       -------
Net increase (decrease) from investment operations ...........        (.42)         1.73          1.97          1.23          3.35
                                                                   -------       -------       -------       -------       -------
Dividends and Distributions:
 Dividends from net investment income to:
  Common shareholders ........................................        (.82)         (.82)         (.81)         (.78)         (.79)
  Preferred shareholders .....................................        (.23)         (.24)         (.25)         (.26)         (.28)
 Distributions in excess of net realized gain
 on investments to:
  Common shareholders ........................................          --            --            **          (.01)           --
  Preferred shareholders .....................................          --            --            **            **            --
                                                                   -------       -------       -------       -------       -------
Total dividends and distributions ............................       (1.05)        (1.06)        (1.06)        (1.05)        (1.07)
                                                                   -------       -------       -------       -------       -------
Net asset value, end of year* ................................     $ 14.11       $ 15.58       $ 14.91       $ 14.00       $ 13.82
                                                                   =======       =======       =======       =======       =======
Per share market value, end of year* .........................     $ 13.63       $ 15.13       $ 14.25       $12.625       $ 12.75
                                                                   =======       =======       =======       =======       =======
TOTAL INVESTMENT RETURN+: ....................................       (4.86)%       11.85%        19.89%         5.43%        29.94%
RATIOS TO AVERAGE NET ASSETS OF COMMON
 SHAREHOLDERS:
Expenses++ ...................................................        1.09%         1.15%         1.24%         1.37%         1.37%
Net investment income before preferred stock dividends++ .....        7.13%         7.02%         7.52%         7.63%         8.34%
Preferred stock dividends ....................................        1.50%         1.60%         1.76%         1.91%         2.19%
Net investment income available to common shareholders .......        5.63%         5.42%         5.76%         5.72%         6.15%
SUPPLEMENTAL DATA:
Average net assets of common shareholders (in thousands) .....     $19,791       $19,980       $18,608       $17,904       $16,545
Portfolio turnover rate ......................................           0%            0%           14%           79%          129%
Net assets of common shareholders, end of year
 (in thousands) ..............................................     $18,443       $20,359       $19,494       $18,294       $18,068
Asset coverage per share of preferred stock, end of year .....     $72,048       $76,935       $74,739       $71,668       $71,091
Preferred stock outstanding (in thousands) ...................     $ 9,800       $ 9,800       $ 9,800       $ 9,800       $ 9,800

----------

 * Net asset value and market value are published in Barron's on Saturday and The Wall Street Journal each Monday.
** Actual amount paid to preferred  shareholders  for the year ended October 31,
   1996 was $.0034 per common share. Actual amount paid for the year ended October 31, 1997 to common shareholders was $0.004417 per share and to preferred shareholders was $0.001476 per common share.
 + Total investment return is calculated  assuming a purchase of common stock at the current market value on the first day and a sale at the current market price on the last day of each year reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan. This calculation does not reflect brokerage commissions.
++ Ratios are  calculated on the basis of income and expenses to both the common
   and  preferred   shares   relative  to  the  average  net  assets  of  common
   shareholders.

The information above represents the audited operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the years indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's common shares.


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK NEW YORK INVESTMENT
QUALITY MUNICIPAL TRUST INC.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
NOTE 1. ORGANIZATION &     The BlackRock New York Investment  Quality  Municipal
ACCOUNTING                 Trust Inc. (the "Trust") was organized in Maryland on
POLICIES                   April  12,  1993  as  a  non-diversified,  closed-end
                           management investment company. The Trust's investment
objective is to manage a portfolio of investment quality securities while providing high current income exempt from regular federal and New York state income tax consistent with the preservation of capital. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in the state, a specific industry or region. No assurance can be given that the Trust's investment objective will be achieved.

     The following is a summary of significant accounting policies followed by the Trust.

     SECURITIES VALUATION: Municipal securities (including commitments to purchase such securities on a "when-issued" basis) are valued on the basis of prices provided by dealers or pricing services approved by the Trust's Board of Directors. In determining the value of a particular security, pricing services may use certain information with respect to transactions in such securities, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Directors.

     Short-term securities which mature in 60 days or less are valued at amortized cost, if their term to maturity from date of purchase is 60 days or less. Short-term securities with a term to maturity greater than 60 days from date of purchase are valued at current market quotation until maturity or disposition.

     SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Trust accretes original issue discount or amortizes premium on securities purchased using the interest method.

     FEDERAL INCOME TAXES: For federal income tax purposes, the Trust is treated as a separate taxpaying entity. It is the intent of the Trust to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income to shareholders. For this reason and because substantially all of the Trust's gross income consists of tax-exempt interest, no federal income tax provision is required.

     DIVIDENDS AND DISTRIBUTIONS: The Trust declares and pays dividends and distributions to common shareholders monthly from net investment income, net realized short-term capital gains and other sources, if necessary. Net long-term capital gains, if any, in excess of loss carryforwards may be distributed annually. Dividends and distributions are recorded on the ex-dividend date. Dividends and distributions to preferred shareholders are accrued and determined as described in Note 4.

     ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


NOTE 2. AGREEMENTS      The  Trust has an  Investment  Advisory  Agreement  with
                        BlackRock Financial Management, Inc., (The "Adviser"), a
wholly-owned subsidiary of BlackRock Advisors, Inc., which is a wholly-owned subsidiary of BlackRock, Inc., which in turn is an indirect majority-owned subsidiary of PNC Bank Corp. The Trust has an Administration Agreement with Prudential Investments Fund Management LLC ("PIFM"), a wholly-owned subsidiary of The Prudential Insurance Company of America.

     The investment fee paid to the Adviser is computed weekly and payable monthly at an annual rate of 0.35% of the Trust's average weekly net investment assets. The administration fee paid to PIFM is also computed weekly and payable monthly at an annual rate of 0.10% of the Trust's average weekly net investment assets.

     Pursuant to the agreements, the Adviser provides continuous supervision of the investment portfolio and pays the compensation of officers of the Trust who are affiliated persons of the Adviser. PIFM pays occupancy and certain clerical and accounting costs of the Trust. The Trust bears all other costs and expenses.

NOTE 3. PORTFOLIO       Purchases and sales of investment securities, other than
SECURITIES              short-term  investments,   for  the  fiscal  year  ended
                        October   31,   1999   aggregated   $0   and   $973,250,
                        respectively.

     The federal income tax basis of the Trust's investments at October 31, 1999
was  substantially   the  same  as  the  basis  for  financial   reporting  and,
accordingly, net and gross unrealized appreciation was $764,953.

     For federal income tax purposes, the Trust had a capital loss carryforward at October 31, 1999 of approximately $659,000 of which $448,000 will expire in 2002, $199,000 will expire in 2003 and $12,000 will expire in 2007. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amount.

NOTE 4. CAPITAL         There are 200  million  shares of $.01 par value  common
                        stock authorized. Of the 1,307,093 shares outstanding at
October 31, 1999, the Adviser owned 7,093 shares. As of October 31, 1999 there were 392 shares of Preferred Stock Series F7 outstanding.

     The Trust may classify or reclassify any unissued shares of common stock into one or more series of preferred stock. On July 29, 1993 the Trust reclassified 196 shares of common stock and issued a series of Auction Market Preferred Stock ("Preferred Stock") Series F7. The Preferred Stock had a liquidation value of $50,000 per share plus any accumulated but unpaid dividends. On May 16, 1995 shareholders approved a proposal to split each share of preferred stock into two shares and simultaneously reduce each share's liquidation preference from $50,000 to $25,000 plus any accumulated but unpaid dividends. The stock split occurred on July 24, 1995.

     Dividends on Series F7 are cumulative at a rate established at the initial public offering and are typically reset every 7 days based on the results of an auction. Dividend rates ranged from 2.60% to 3.50% during the year ended October 31 , 1999.

     The Trust may not declare dividends or make other distributions on shares of common stock or purchase any such shares if, at the time of the declaration, distribution, or purchase, asset coverage with respect to the outstanding Preferred Stock would be less than 200%.

     The Preferred Stock is redeemable at the option of the Trust, in whole or in part, on any dividend payment date at $25,000 per share plus any accumulated or unpaid dividends whether or not declared. The Preferred Stock is also subject to mandatory redemption at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared if certain requirements relating to the composition of the assets and liabilities of the Trust as set forth in the Articles of Incorporation are not satisfied.

     The holders of Preferred Stock have voting rights equal to the holders of common stock (one vote per share) and will vote together with holders of shares of common stock as a single class. However, holders of Preferred Stock are also entitled to elect two of the Trust's directors. In addition, the Investment Company Act of 1940 requires that along with approval by stockholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class would be required to
(a) adopt any plan of reorganization that would adversely affect the preferred shares and (b) take any action requiring a vote of security holders, including, among other things, changes in the Trust's subclassification as a closed-end investment company or changes in its fundamental investment restrictions.


NOTE 5. DIVIDENDS   Subsequent  to October 31,  1999,  the Board of Directors of
                    the Trust declared a dividend from undistributed earnings of
$.068125 per common share payable December 1, 1999 to shareholders of record on November 15, 1999.

     For the period November 1, 1999 to November 30, 1999, dividends declared on Preferred Stock totaled $25,234 in aggregate for the outstanding Preferred Stock.

--------------------------------------------------------------------------------
         THE BLACKROCK NEW YORK INVESTMENT QUALITY MUNICIPAL TRUST INC.
                         REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

The Shareholders and Board of Directors of
The BlackRock New York Investment Quality Municipal Trust Inc.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of The BlackRock New York Investment Quality Municipal Trust Inc. as of October 31, 1999 and the related statements of operations for the year then ended and of changes in net investment assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards.Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1999, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of The BlackRock New York Investment Quality Municipal Trust Inc. at October 31, 1999, and the results of its operations, the changes in its net investment assets and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


/s/ Deloitte & Touche LLP
-------------------------
Deloitte & Touche LLP

New York, New York
December 13, 1999

--------------------------------------------------------------------------------
         THE BLACKROCK NEW YORK INVESTMENT QUALITY MUNICIPAL TRUST INC.
                                TAX INFORMATION
--------------------------------------------------------------------------------

     We are required by the Internal Revenue Code to advise you within 60 days of the Trust's fiscal year end (October 31, 1999) as to the federal tax status of dividends you received during such fiscal year. Accordingly, during the year the Trust paid Federal tax-exempt dividends of $0.82 per share to common shareholders and $754.99 per share to preferred shareholders.

--------------------------------------------------------------------------------
                           DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------

     Pursuant to the Trust's Dividend Reinvestment Plan (the "Plan"), shareholders are automatically enrolled to have all distributions of dividends and capital gains reinvested by State Street Bank and Trust Company (the "Plan Agent") in Trust shares pursuant to the Plan. Shareholders who elect not to participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the Transfer Agent, as dividend disbursing agent.

     The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Trust shares in the open market on the American Stock Exchange or elsewhere, for the participants' accounts. The Trust will not issue any new shares under the Plan.

     Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Trust shares and a cash payment for any fraction of a Trust share.

     The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

     The Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent upon at least 90 days' written notice to all shareholders of the Trust. All correspondence concerning the Plan should be directed to the Plan Agent at (800) 699-1BFM. The address is on the front of this report.

--------------------------------------------------------------------------------
         THE BLACKROCK NEW YORK INVESTMENT QUALITY MUNICIPAL TRUST INC.
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

     There have been no material changes in the Trust's investment objectives or policies that have not been approved by the shareholders or to its charter or by-laws or in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

     YEAR 2000 READINESS DISCLOSURE. The Trust has evaluated its information technology infrastructure for Year 2000 compliance. Substantially all of the Trust's information systems are supplied by the Adviser. The Adviser advised the Trust that it has evaluated whether such systems are year 2000 compliant and that it expects to incur costs of up to approximately one million dollars to complete such evaluation and to make any modifications to its systems as may be necessary to achieve Year 2000 compliance. The Adviser advised the Trust that it has fully tested its systems for Year 2000 compliance. The Trust may be required to bear a portion of such cost incurred by the Adviser in this regard. The Adviser advised the Trust that it does not anticipate any material disruption in the operations of the Trust as a result of any failure by the Adviser to achieve Year 2000 compliance. There can be no assurance that the costs will not exceed the amount referred to above or that the Trust will not experience a disruption in operations.

     The Adviser has advised the Trust that it is continuing to evaluate the Year 2000 compliance of various suppliers of the Adviser and the Trust. The Adviser advised the Trust that it has communicated with such suppliers to determine their Year 2000 compliance status and the extent to which the Adviser or the Trust could be affected by any supplier's Year 2000 compliance issues. To date the Adviser received responses from substantially all such suppliers with respect to their Year 2000 compliance. However, there can be no assurance that the systems of such suppliers, who are beyond the Trust's control, will be Year 2000 compliant. In the event that any of the Trust's significant suppliers do not successfully and timely achieve Year 2000 compliance, the Trust's business or operations could be adversely affected. The Adviser advised the Trust that it has prepared a contingency plan for Year 2000 compliance by its suppliers. There can be no assurance that such contingency plan will be successful in preventing a disruption of the Trust's operations.

     The  Trust  is  designating  this  disclosure  as its Year  2000  readiness disclosure for all purposes under the Year 2000 Information and Readiness Disclosure Act and the foregoing information shall constitute a Year 2000 Readiness Statement for purposes of that Act.

--------------------------------------------------------------------------------
         THE BLACKROCK NEW YORK INVESTMENT QUALITY MUNICIPAL TRUST INC.
                               INVESTMENT SUMMARY
--------------------------------------------------------------------------------

THE TRUST'S INVESTMENT OBJECTIVE

The BlackRock New York Investment Quality Municipal Trust's investment objective is to provide high current income exempt from regular federal, state and city income tax consistent with the preservation of capital.

WHO MANAGES THE TRUST?

BlackRock Financial Management, Inc. ("BlackRock") is an SEC-registered investment adviser. As of September 30, 1999, BlackRock and its affiliates managed over $148 billion on behalf of taxable and tax-exempt clients worldwide. Strategies include fixed income, equity and cash and may incorporate both domestic and international securities. Domestic fixed income strategies utilize the government, mortgage, corporate and municipal bond sectors. BlackRock manages twenty-three closed-end funds that are traded on either the New York or American stock exchanges, and a $24 billion family of open-end equity and bond funds. BlackRock manages over 487 accounts, domiciled in the United States and overseas.

WHAT CAN THE TRUST INVEST IN?

Under normal conditions, the Trust expects to continue to manage its assets so that at least 80% of its investments are rated at least investment grade ("BBB" by Standard & Poor's or "Baa" by Moody's Investor Services) and up to 20% of its assets may instead be deemed to be of equivalent credit quality by the Adviser. The Trust intends to invest substantially all of the assets in a portfolio of investment grade New York Municipal Obligations, which include debt obligations issued by or on behalf of the State, its political subdivisions (including the
City), agencies and instrumentalities and by other qualifying issuers that pay interest which, in the opinion of the bond counsel of the issuer, is exempt from regular Federal, State and City income tax. New York Municipal Obligations may be issued to obtain funds for various public purposes, including the construction of such public facilities as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works. Other public purposes for which New York Municipal Obligations may be issued include the refinancing of outstanding obligations and the obtaining of funds for general operating expenses and for loans to other public institutions and facilities.

WHAT IS THE ADVISER'S INVESTMENT STRATEGY?

The Adviser will manage the assets of the Trust in accordance with the Trust's investment objective and policies to seek to achieve its objective by investing in investment grade New York Municipal Obligations or other qualifying issuers. The Adviser actively manages the assets in relation to market conditions and interest rate changes. Depending on yield and portfolio allocation considerations, the Adviser may choose to invest a portion of the Trust's assets in securities which pay interest that is subject to AMT (alternative minimum tax). The Trust intends to emphasize investments in New York Municipal
Obligations with long-term maturities and expects to maintain an average portfolio maturity of 15-20 years, but the average maturity may be shortened or lengthened from time to time depending on market conditions.

Under current market conditions the use of leverage increases the income earned by the Trust. The Trust employs leverage primarily through the issuance of preferred stock. Preferred stockholders will receive dividends based on short-term rates in exchange for allowing the Trust to borrow additional assets. These assets will be invested in longer-term assets which typically offer higher interest rates and the difference between the cost of the dividends paid to preferred stockholders and the interest earned on the longer-term securities will provide higher income levels for common stockholders in most interest rate environments. The Trust issued preferred stock to leverage the portfolio at approximately 35% of total assets. See "Leverage Considerations in the Trust" below.

HOW ARE THE TRUST'S SHARES PURCHASED AND SOLD? DOES THE TRUST PAY DIVIDENDS REGULARLY?

The Trust's shares are traded on the American Stock Exchange which provides investors with liquidity on a daily basis. Orders to buy or sell shares of the Trust must be placed through a registered broker or financial advisor. The Trust pays monthly dividends which are typically paid on the first business day of the month. For shares held in the shareholder's name, dividends may be reinvested in additional shares of the fund through the Trust's transfer agent, State Street Bank and Trust Company. Investors who wish to hold shares in a brokerage account should check with their financial advisor to determine whether their brokerage firm offers dividend reinvestment services.

LEVERAGE CONSIDERATIONS IN THE TRUST

Leverage increases the duration (or price sensitivity of the net assets with respect to changes in interest rates) of the Trust, which can improve the performance of the Trust in a declining rate environment, but can cause net assets to decline faster in a rapidly rising interest rate environment. The Trust may reduce, or unwind, the amount of leverage employed should BlackRock consider that reduction to be in the best interests of the Trust. BlackRock's portfolio managers continuously monitor and regularly review the Trust's use of leverage and maintain the ability to unwind the leverage if that course is chosen.

SPECIAL CONSIDERATIONS AND RISK FACTORS RELEVANT TO THE TRUST

THE TRUST IS INTENDED TO BE A LONG-TERM INVESTMENT AND IS NOT A SHORT-TERM TRADING VEHICLE.

INVESTMENT OBJECTIVE. Although the objective of the Trust is to provide high current income exempt from regular Federal, State and City income tax consistent with the preservation of capital, there can be no assurance that this objective will be achieved.

DIVIDEND CONSIDERATIONS. The income and dividends paid by the Trust are likely to vary over time as fixed income market conditions change. Future dividends may be higher or lower than the dividend the Trust is currently paying.

LEVERAGE. The Trust utilizes leverage through preferred stock, which involves special risks. The Trust's net asset value and market value may be more volatile due to its use of leverage.

MARKET PRICE OF SHARES. The shares of closed-end investment companies such as the Trust trade on the American Stock Exchange (AMEX symbol: RNY) and as such are subject to supply and demand influences. As a result, shares may trade at a discount or a premium to their net asset value.

INVESTMENT GRADE MUNICIPAL OBLIGATIONS. The value of municipal debt securities generally varies inversely with changes in prevailing market interest rates. Depending on the amount of call protection that the securities in the Trust have, the Trust may be subject to certain reinvestment risks in environments of declining interest rates.

ILLIQUID SECURITIES. The Trust may invest in securities that are illiquid, although under current market conditions the Trust expects to do so to only a limited extent. These securities involve special risks.

ANTITAKEOVER PROVISIONS. Certain antitakeover provisions will make a change in the Trust's business or management more difficult without the approval of the Trust's Board of Directors and may have the effect of depriving shareholders of an opportunity to sell their shares at a premium above the prevailing market price.

--------------------------------------------------------------------------------
         THE BLACKROCK NEW YORK INVESTMENT QUALITY MUNICIPAL TRUST INC.
                                    GLOSSARY
--------------------------------------------------------------------------------

CLOSED-END FUND:            Investment  vehicle which  initially  offers a fixed
                            number of shares and trades on a stock exchange. The
                            fund  invests  in  a  portfolio  of   securities  in
                            accordance with its stated investment objectives and policies.

DISCOUNT:                   When a fund's net asset  value is  greater  than its
                            stock price the fund is said to be trading at a discount.

DIVIDEND:                   Income  generated by  securities  in a portfolio and
                            distributed to shareholders after the deduction of expenses. This Trust declares and pays dividends to common shareholders on a monthly basis.

DIVIDEND REINVESTMENT:      Shareholders    may   have   all    dividends    and
                            distributions   of   capital   gains   automatically
                            reinvested into additional shares of a fund.

MARKET PRICE:               Price  per  share  of  a  security  trading  in  the
                            secondary market. For a closed-end fund, this is the price at which one share of the fund trades on the stock exchange. If you were to buy or sell shares, you would pay or receive the market price.

NET ASSET VALUE (NAV):      Net  asset  value is the total  market  value of all
                            securities and other assets held by the Trust,  plus
                            income  accrued  on  its   investments,   minus  any
                            liabilities including accrued expenses, divided by the total number of outstanding shares. It is the underlying value of a single share on a given day.
                            Net asset value for the Trust is calculated weekly and published in Barron's on Saturday and The Wall
                            Street Journal on Monday.

PREMIUM: When a fund's stock price is greater than its net asset value, the fund is said to be trading at a premium.

PREREFUNDED BONDS:          These   securities   are   collateralized   by  U.S.
                            Government securities which are held in escrow and are used to pay principal and interest on the tax exempt issue and retire the bond in full at the date indicated, typically at a premium to par.

--------------------------------------------------------------------------------
                      BLACKROCK FINANCIAL MANAGEMENT, INC.
                          SUMMARY OF CLOSED-END FUNDS
--------------------------------------------------------------------------------
TAXABLE TRUSTS
--------------------------------------------------------------------------------

                                                                STOCK   MATURITY
                                                                SYMBOL    DATE
PERPETUAL TRUSTS                                                ------  --------
The BlackRock Income Trust Inc.                                   BKT     N/A
The BlackRock North American Government Income Trust Inc.         BNA     N/A
The BlackRock High Yield Trust                                    BHY     N/A

TERM TRUSTS
The BlackRock Target Term Trust Inc.                              BTT    12/00
The BlackRock 2001 Term Trust Inc.                                BTM    06/01
The BlackRock Strategic Term Trust Inc.                           BGT    12/02
The BlackRock Investment Quality Term Trust Inc.                  BQT    12/04
The BlackRock Advantage Term Trust Inc.                           BAT    12/05
The BlackRock Broad Investment Grade 2009 Term Trust Inc.         BCT    12/09


TAX-EXEMPT TRUSTS
--------------------------------------------------------------------------------

                                                                STOCK   MATURITY
                                                                SYMBOL    DATE
PERPETUAL TRUSTS                                                ------  --------
The BlackRock Investment Quality Municipal Trust Inc.             BKN     N/A
The BlackRock California Investment Quality Municipal Trust Inc.  RAA     N/A
The BlackRock Florida Investment Quality Municipal Trust          RFA     N/A
The BlackRock New Jersey Investment Quality Municipal Trust Inc.  RNJ     N/A
The BlackRock New York Investment Quality Municipal Trust Inc.    RNY     N/A
The BlackRock Pennsylvania Strategic Municipal Trust              BPS     N/A
The BlackRock Strategic Municipal Trust                           BSD     N/A

TERM TRUSTS
The BlackRock Municipal Target Term Trust Inc.                    BMN    12/06
The BlackRock Insured Municipal 2008 Term Trust Inc.              BRM    12/08
The BlackRock California Insured Municipal 2008 Term Trust Inc.   BFC    12/08
The BlackRock Florida Insured Municipal 2008 Term Trust           BRF    12/08
The BlackRock New York Insured Municipal 2008 Term Trust Inc.     BLN    12/08
The BlackRock Insured Municipal Term Trust Inc.                   BMT    12/10

        IF YOU WOULD LIKE FURTHER INFORMATION PLEASE DO NOT HESITATE TO
CALL BLACKROCK AT (800) 227-7BFM (7236) OR CONSULT WITH YOUR FINANCIAL ADVISOR.

--------------------------------------------------------------------------------
                      BLACKROCK FINANCIAL MANAGEMENT, INC.
                                  AN OVERVIEW
--------------------------------------------------------------------------------

     BlackRock Financial Management, Inc. ("BlackRock") is an SEC-registered investment adviser. As of September 30, 1999, BlackRock and its affiliates managed over $148 billion on behalf of taxable and tax-exempt clients worldwide. Strategies include fixed income, equity and cash and may incorporate both domestic and international securities. BlackRock manages twenty-three closed-end funds that are traded on either the New York or American stock exchanges, and a $24 billion family of open-end equity and bond funds. BlackRock manages over 487 accounts, domiciled in the United States and overseas.

     BlackRock's fixed income product was introduced in 1988 by a team of highly seasoned fixed income professionals. These professionals had extensive experience creating, analyzing and trading a variety of fixed income instruments, including the most complex structured securities. In fact, several individuals at BlackRock were responsible for developing many of the major innovations in the mortgage-backed and asset-backed securities markets, including the creation of the first CMO, the floating rate CMO, the senior/subordinated pass-through and the multi-class asset-backed security.

     BlackRock is unique among asset management and advisory firms in the emphasis it places on the development of proprietary analytical capabilities. Over one quarter of the firm's professionals is dedicated to the design, maintenance and use of these systems, which are not otherwise available to investors. BlackRock's proprietary analytical tools are used for evaluating, and designing fixed income investment strategies for client portfolios. Securities purchased include mortgages, corporate bonds, municipal bonds and a variety of hedging instruments.

     BlackRock has developed investment products that respond to investors' needs and has been responsible for several major innovations in closed-end funds. In fact, BlackRock introduced the first closed-end mortgage fund, the first taxable and tax-exempt closed-end funds to offer a finite term, the first closed-end fund to achieve a AAA rating by Standard & Poor's, and the first closed-end fund to invest primarily in North American Government securities. Currently, BlackRock's closed-end funds have dividend reinvestment plans, which are designed to provide ongoing demand for the stock in the secondary market. BlackRock manages a wide range of investment vehicles, each having specific investment objectives and policies.

       In view of our continued desire to provide a high level of service to all our shareholders, BlackRock maintains a toll-free number for your questions. The number is (800) 227-7BFM (7236). We encourage you to call us with any questions that you may have about your BlackRock funds and we thank you for the continued trust that you place in our abilities.


                      IF YOU WOULD LIKE FURTHER INFORMATION
           PLEASE DO NOT HESITATE TO CALL BLACKROCK AT (800) 227-7BFM

[BlackRock logo]

DIRECTORS
Laurence D. Fink, CHAIRMAN
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
James Grosfeld
James Clayburn La Force, Jr.
Walter F. Mondale
Ralph L. Schlosstein

OFFICERS
Ralph L. Schlosstein, PRESIDENT
Keith T. Anderson, VICE PRESIDENT
Michael C. Huebsch, VICE PRESIDENT
Robert S. Kapito, VICE PRESIDENT
Kevin Klingert, VICE PRESIDENT
Richard M. Shea, VICE PRESIDENT/TAX
Henry Gabbay, TREASURER
James Kong, ASSISTANT TREASURER
Karen H. Sabath, SECRETARY

INVESTMENT ADVISER
BlackRock Financial Management, Inc.
345 Park Avenue
New York, NY 10154
(800) 227-7BFM

ADMINISTRATOR
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171
(800) 699-1BFM

AUCTION AGENT
Deutsche Bank
4 Albany Street
New York, NY 10006

INDEPENDENT AUDITORS
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281-1434

LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom LLP
919 Third Avenue
New York, NY 10022


     This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of any securities.


                       THE BLACKROCK NEW YORK INVESTMENT
                          QUALITY MUNICIPAL TRUST INC.
                c/o Prudential Investments Fund Management LLC
                              Gateway Center Three
                              100 Mulberry Street
                             Newark, NJ 07102-4077
                                 (800) 227-7BFM

THE [BlackRock logo]
NEW YORK
INVESTMENT QUALITY
MUNICIPAL TRUST INC.
--------------------
ANNUAL REPORT
OCTOBER 31, 1999


[Recycle logo] Printed on recycled paper                              09247E-103